Exhibit 99.1

Joint Filer Information

Name: Benchmark Capital Management Co., IV, L.L.C.

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Benchmark Founders' Fund IV, L.P.

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Benchmark Capital Partners IV, L.P.

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Managment Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Benchmark Founders' Fund IV-A, L.P.

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Benchmark Founders' Fund IV-B, L.P.

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Andrew S. Rachleff

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Kevin R. Harvey

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Bruce Dunlevie

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Robert Kagle

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Alexandre Balkanski

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: David M. Beirne

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004

Name: Steven M. Spurlock

Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025

Designated Filer: Benchmark Capital Management Co. IV, L.L.C.

Issuer and Ticker Symbol: JAMDAT MOBILE INC. (JMDT)

Date of Event Requiring Statement: September 28, 2004